Exhibit 99.2

Texas Capital Bancshares, Inc. Earnings Release January 19, 2005

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2003, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

OPENING COMMENTS Financial highlights Growth in 2004 net income to $19.6 million EPS for Q4-2004 of $0.23 EPS for 2004 of $0.75 Continued double-digit growth in loans and deposits Significant improvement in key performance measures A year of highly successful recruiting Substantial expansion in lines of business Houston Energy Residential Mortgage Lending Strengthened credit quality throughout the year Business exceptionally well-positioned for 2005

Net income growth to $6.0 million Increase of 67% from Q4-2003 - 15% on linked-quarter basis EPS at $0.23 up 64% from Q4-03 - 15% on linked-quarter basis ROA increased to 0.94% ROE increased to 12.50% Growth in core and total loans (average balances) 29% growth over Q4-2003 Solid growth of 6% from Q3-2004 December 31 outstandings 3% greater than Q4-2004 Average Total loan growth of 30% from Q4-2003 - 7% on linked-quarter basis Increase of net interest margin to 3.58% Increase of 51 bp over Q4-2003 - 20 bp on linked-quarter basis Improved earning asset mix Slight interest sensitivity increase KEY PERFORMANCE DRIVERS

Demonstrated improved efficiency of generating earning assets of exceptional quality Growth in net revenue greater than growth in NIE 11% growth to $21.5 million in net revenue from Q3-2004 9% growth in non-interest expense from Q3-2004 Improved efficiency throughout 2004 Earning Assets/Total Assets at 95% Efficient use of capital No intangibles or dilution from acquisitions Limited investment in premises and fixed assets Cost advantage vs. peers greater than margin disadvantage High potential ROA and ROE Rising rates Earning asset composition Improvement in ratios of NII and NIE to EA Increase in leverage KEY PERFORMANCE DRIVERS

FINANCIAL REVIEW

INCOME STATEMENT In Thousands Q4-04 Q3-04 Q2-04 Q1-04 Q4-03 Net interest income $ 21,460 $ 19,386 $ 17,252 $ 16,644 $ 15,398 Provision for loan losses 200 375 363 750 700 Net interest income after provision for loan losses 21,260 19,011 16,889 15,894 14,698 Non-interest income 3,738 3,463 3,116 3,315 2,255 Gain (loss) on securities sale - - - - (20) Non-interest expense 15,917 14,595 13,496 13,332 11,618 Income before income taxes 9,081 7,879 6,509 5,877 5,315 Income tax expense 3,054 2,643 2,149 1,940 1,701 Net income $ 6,027 $ 5,236 $ 4,360 $ 3,937 $ 3,614 Diluted EPS $ .23 $ .20 $ .17 $ .15 $ .14

PERFORMANCE DRIVERS & MODEL Actual Actual Actual Actual Actual Q4-2004 Q3-2004 Q2-2004 Q1-2004 Q4-2003 Net interest margin 3.58% 3.38% 3.25% 3.23% 3.07% Non-interest income 0.62% 0.60% 0.58% 0.64% 0.45% Net revenue 4.20% 3.98% 3.83% 3.87% 3.52% Loan Loss Provision (0.03)% (0.07)% (0.07)% (0.14)% (0.14)% Non-interest expense (2.65)% (2.55)% (2.51)% (2.57)% (2.33)% Pre-tax net/EA 1.52% 1.36% 1.25% 1.16% 1.05% FIT (0.52)% (0.45)% (0.44)% (0.40)% (0.32)% Net income/EA 1.00% 0.91% 0.81% 0.76% 0.73% Key Ratios EA/TA 94.6% 93.6% 94.0% 93.4% 93.9% ROA 0.94% 0.85% 0.77% 0.71% 0.68% Leverage 13.3 13.2 12.7 12.6 12.7 ROE 12.5% 11.3% 10.0% 9.0% 8.6% Efficiency 63.2% 63.9% 66.3% 66.8% 65.9%

FINANCIAL SUMMARY In Thousands Period End Period End Period End Q4 2004 Q3 2004 Q4 2003 Q4/Q3 % Change YOY % Change Loans held for investment $1,564,578 $1,485,156 $1,229,773 5% 27% Loans held for sale 119,537 79,010 80,780 51% 48% Total loans 1,684,115 1,564,166 1,310,553 8% 29% Securities 804,544 820,661 775,338 (2%) 4% Total Deposits 1,789,887 1,612,762 1,445,030 11% 24% Total Assets 2,611,163 2,487,371 2,192,875 5% 19% Quarterly net income 6,027 5,236 3,614 15% 67% Quarterly diluted EPS .23 .20 .14 15% 64%

FINANCIAL SUMMARY In Thousands Averages Averages Averages Q4 2004 Q3 2004 Q4 2003 Q4/Q3 % Change YOY % Change Loans held for investment $1,516,672 $1,432,860 $1,171,395 6% 29% Loans held for sale 94,510 70,730 71,413 34% 32% Total loans 1,611,182 1,501,590 1,242,808 7% 30% Securities 810,850 801,227 758,629 1% 7% Total Deposits 1,686,002 1,614,314 1,392,366 4% 21% Total Assets 2,544,796 2,448,952 2,120,938 4% 20%

AVERAGE BALANCES, YIELDS, AND RATES In Thousands Q4 2004 Q4 2004 Q3 2004 Q3 2004 Q4 2003 Q4 2003 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 810,850 4.31% $ 801,227 4.30% $ 758,629 3.83% Fed funds sold & deposits in other banks 3,932 2.12% 5,320 1.35% 7,827 .96% Loans held for sale 94,510 9.22% 70,730 9.93% 71,413 6.44% Loans held for investment 1,516,672 5.71% 1,432,860 5.19% 1,171,395 4.91% Total earning assets 2,407,094 5.41% 2,291,697 5.06% 1,991,870 4.58% Total assets $2,544,796 $2,448,952 $2,120,938 Liabilities and Stockholders' Equity Total interest bearing deposits $1,350,088 2.16% $1,311,976 1.89% $1,124,752 1.73% Other borrowings 635,552 2.16% 617,394 2.01% 531,402 1.81% Long-term debt 20,620 5.85% 20,620 5.42% 20,620 4.96% Total interest bearing liabilities 2,006,260 2.19% 1,949,990 1.97% 1,676,774 1.80% Demand deposits 335,914 302,338 267,614 Stockholders' equity 191,890 185,097 167,636 Total liabilities and stockholders' equity $2,544,796 $2,448,952 $2,120,938 Net interest income to earning assets 3.58% 3.38% 3.07%

DEPOSIT AND LOAN GROWTH Core Loans* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 70% Total Deposit CAGR: 44% Core Loan CAGR: 47% 1999 2000 2001 2002 2003 YTD Core Loans 228 625 855 1003 1230 1565 1999 2000 2001 2002 2003 YTD Demand Deposits 26 72 136 239 302 398 Interest Bearing Deposits 261 723 750 958 1143 1392 1999 2000 2001 2002 2003 ($ in millions) 2004 287 795 886 1,197 1,445 1,790

REVENUE AND EXPENSE GROWTH Operating Revenue CAGR: 59% Net Interest Income CAGR: 55% Non-interest Income CAGR: 107% Non-interest Expense CAGR: 30% Net Interest Income Non-interest Income Non-interest Expense 1999 2000 2001 2002 2003 YTD Non Interest Expense 15217 35158 29432 35370 48430 57340 1999 2000 2001 2002 2003 YTD Net Interest Income 8248 22839 35055 42246 53155 74742 Non Interest Income 358 1957 5983 8625 10892 13632 1999 2000 2001 2002 2003 ($ in millions) 2004 8,606 24,796 41,038 50,871 64,047 88,374

56% 7% 4% 36% 14% 8% 42% 33% INTEREST SENSITIVITY POSITION 56% 7% 4% 36% 14% 8% 42% 33% Assets Liabilities 0.57 0.35 0.32 0.13 0.06 0.08 0.05 0.44 Floating Rate Other Loans Securities Loans Fixed Rate Floating Rate Money Market & Fed Funds Fixed Rate Non-Interest Checking Capital Term Deposits & Rev Repos Asset Sensitive GAP Assets Liabilities Data : 4rd Qtr Average Balance Sheet Asset Sensitive Differential: Approx. $551 million

Credit quality improved during 2004 and remains superior Net charge-offs of $233,000 in Q4-2004 - 6 bps NCO's at 5 bps for all of 2004, only $717,000 Non-accrual loans decreased to 0.37% of core loans NPL's decreased by 41% from YE 2003 and 14% from Q3-2004 to 0.39% of core loans Substantial reduction in classified assets Total reserve at $18.7 million and unallocated reserve of $6.2 million are exceptionally strong as measured by coverage of NCO's and NPL's Total reserve 1.23% of average core loans; 1.20% of YE core loans Multiple of 12X trailing 2-year NCO's and 3.1X NPL's Multiple of 2.6X NCO's from inception Unallocated reserve Multiple of 8.7X 2004 NCO's; 4X trailing 2-year NCO's and 85% of NCO's from inception 102% of NPL's CREDIT QUALITY

CREDIT QUALITY Allowance / Loans (1) 1.20% 1.44% 1.45% 1.47% NPL to Loans (1) .39% .83% .29% 1.34% Allowance to NPL 3.1x 1.7x 5.0x 1.1x (1) Excludes loans held for sale. (1) Excludes loans held for sale. Net Charge-offs / Average Loans 2004 2003 2002 2001

CLOSING COMMENTS Guidance for 2005 - another great year Traction in market clearly reflected in 2004 results Expect continuation of growth trends with core loan growth exceeding 20% Expansion of net interest margin Fed funds rate moving to 3.25% by YE 2005 Improved earning asset mix Limited growth in securities Growth in non-interest income Growth of RML income, net of related commissions Increase in Wealth Management and Treasury Management fees Expense growth consistent with long-term business strategy Additions of experienced bankers to produce efficient growth of earning assets Reduction in efficiency ratio

CLOSING COMMENTS Credit quality maintained at high standards Provision for losses consistent with strong reserve position NCO's < 20 bps Tax rate approaching 34.5% Net income of $26.5 to $28 million Improvement in ROA and ROE Diluted share count has risen due to increase in stock price 26.5 million at beginning of 2005 (YE stock price of $21.62) Shares increase/decrease with stock price due to treatment of options Increase/decrease at rate of 30,000 per dollar of stock price move

Q & A